                          [BLUE CHIP VALUE FUND LOGO]


                                  Semi-Annual
                             Report to Stockholders


                                 June 30, 1999

 Dear Fellow Stockholders,

  The second quarter of 1999 finally saw the market rotate from classic large capitalization growth stocks with high P/E multiples toward more cyclical/value-oriented stocks. The S&P/Barra Value Index significantly outperformed the S&P/Barra Growth Index in the quarter, and this Value in-dex finished the six months up 14.0% vs. Growth finishing up 11.0%.

  The Blue Chip Value Fund's net asset value performed in line with the S&P/Barra Value Index and well above the S&P 500 in the second quarter. For the six months ended June 30, 1999, the Fund's net asset value pro-vided total return of 7.0%. We are optimistic that the factors supporting more favorable performance for value stocks remain in place for the second half of 1999.

  As we have stated in past letters, the performance of growth-oriented stocks over the last several years resulted in very wide valuation dispar-ities between growth and value stocks. During the second quarter, this disparity began to reverse as the prospect of higher interest rates sug-gested lower valuations for future earnings (growth). At the same time, investors gained renewed confidence that our long economic expansion may continue uninterrupted (or at least without a major slowdown). These fac-tors, along with indications that Southeast Asia might be improving and that Europe was poised to resume growth, contributed to the better perfor-mance of value stocks.

  Our methodology continues to focus on attractive valuations of companies with solid, improving business fundamentals. The portfolio price-to-earn-ings multiple of 20.3 is more than 15% below the S&P 500 multiple of 24.2. The Fund's price-to-book value ratio is 4.2, nearly 18% lower than the S&P 500 ratio of 5.1. At the same time, the Fund's one year earnings per share growth rate of 13.8% is 24% higher than the S&P 500 growth rate of 11.1%. Despite the addition of some non-dividend paying stocks last year, the portfolio dividend yield of 1.0% remains only slightly below the S&P 500 yield of 1.2%.

  After some repositioning during the first quarter, the composition of the Fund has remained substantially unchanged during the second quarter. Util-ities produced relatively good returns during the first half. Technology names such as IBM, Motorola, Adobe and Novell have all produced returns in excess of 40% during the six months ended June 30. In addition, some capi-tal goods names including Tyco International, Ingersoll Rand, and United Technologies were up around 30%. While consumer staples generally experi-enced choppy waters in the first quarter, the second quarter improved. Our holdings in this sector were led by Allergan, up nearly 70% year to date.

  Looking forward to the remainder of 1999, we believe large value stocks should provide superior relative return opportunities. The interest rate and inflation outlook appear to have stabilized for the time being. The international situation, while always potentially volatile, seems brighter with some closure brought to the Kosovo crisis and continued indications that the worst may be over in Asia. While the prospect of Year 2000 dis-ruptions to the economy and market continues to create uncertainty, no strong reasons for concern in financial or international markets have emerged with compelling evidence at this stage. Given the continued strength of the domestic economy, we believe that investing in large-cap US equities where valuations are attractive should remain a meaningful part of investors' portfolios.

  We continue to position the Fund to participate in the rotation to value stocks, while aiming to reduce investment risk. Thank you for continuing to make the Blue Chip Value Fund part of your investment portfolio.

                                            Sincerely,

Varilyn K. Schock, CFA                      Kenneth V. Penland, CFA
Vice President & Portfolio Manager          Chairman of the Board

  2nd Quarter 1999 Distribution Information

  Blue Chip Value Fund, Inc. has declared a quarterly distribution of $.27 per share with a Record Date of July 16, 1999 and a Payable Date of July 30, 1999.


  Of the total distribution, $.0164 represents net investment income, $.1322 represents long-term capital gain and the remaining undesignated portion is paid from capital surplus. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, a por-tion of such undesignated distributions may constitute a non-taxable re-turn of capital. The actual determination of the source of the undesig-nated distributions can be made only at year end. All shareholders will receive written notification regarding the components and tax treatment of all distributions for the 1999 calendar year in early 2000.

  If you have elected to receive your distribution in cash, the enclosed check is in payment of such distribution. If you have elected to reinvest your distribution, enclosed is your reinvestment confirmation.

  Year 2000 Update

  Blue Chip Value Fund, Inc. ("Blue Chip") and its third-party service providers are nearing completion in their preparations for the turn of the century. Denver Investment Advisors LLC ("Denver Investment Advisors"), Blue Chip's investment adviser, is primarily responsible for obtaining and summarizing information about the activities of Blue Chip's third-party service providers for consideration by Blue Chip's Board of Directors on a quarterly basis.

  Denver Investment Advisors uses many hardware and software vendors for its Information Technology infrastructure as well as many other entities to process securities and other financial transactions promptly and accu-rately. Therefore, their ability to continue managing assets through the Year 2000 depends on the ability of a large number of third-party vendors and service providers to deliver Year 2000 compliant products and servic-es. Denver Investment Advisors has obtained and evaluated information on all of its "critical" systems and corresponding vendors. In addition to the evaluation of the written correspondence provided by external vendors, and other sources, Denver Investment Advisors has completed testing, where feasible, on all "critical" systems and services with the assistance of vendors and service providers to eliminate any unforeseen difficulties specifically between the organizations.

  Denver Investment Advisors' efforts to effectively prepare for the Year 2000 do not simply stop at the systems and operations of day to day busi-ness. In order to be fully prepared for the turn of the century, Denver Investment Advisors portfolio managers and analysts include Year 2000 com-pliance issues among the many factors used in evaluating investments for Blue Chip's portfolio.

  Each of the other key third-party service providers, including Blue Chip's fund accounting agent, transfer agent (shareholder recordkeeper) and custodian, has prepared summaries of their Year 2000 compliance pro-jects and the progress achieved. These summaries indicate, with respect to mission critical systems, that each expected completion with their Year 2000 preparations and testing by June 30, 1999. The information about Year 2000 readiness of third parties summarized above was provided to Denver Investment Advisors by these third parties and has not been independently verified.

  Blue Chip and its service providers are committed to achieving Year 2000 compliance on a timely basis. Each service provider is currently demon-strating reasonable efforts to ensure that their business systems and services continue to operate through the turn of the century without significant business disruption. However, it is important to emphasize that given the host of various interconnections and interdependencies, some well beyond the range of control of a single entity, the efforts described above do not guarantee complete Year 2000 compliance across all systems and operations.

  This document constitutes Year 2000 readiness disclosure as defined in the Year 2000 Information and Readiness Disclosure Act.

BLUE CHIP VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

ASSETS
Investment in common stock at market value (identified cost--
  $123,050,832)..................................................  $175,109,353
Short-term investments...........................................     6,783,631
                                                                   ------------
  TOTAL INVESTMENTS..............................................   181,892,984
Receivable for securities sold...................................     2,385,562
Dividends receivable.............................................       153,881
Other assets.....................................................        38,548
                                                                   ------------
  TOTAL ASSETS...................................................   184,470,975
                                                                   ============

LIABILITIES

Payable for securities purchased.................................     5,395,873
Advisory fee payable.............................................        83,318
Administration fee payable.......................................         9,397
Accrued expenses and other liabilities...........................        66,272
                                                                   ------------
  TOTAL LIABILITIES..............................................     5,554,860
                                                                   ------------

NET ASSETS.......................................................  $178,916,115
                                                                   ============
COMPOSITION OF NET ASSETS
Capital stock, at par............................................  $    167,395
Paid-in capital..................................................   115,723,959
Undistributed net capital gains..................................    10,678,351
Undistributed net investment income .............................       287,889
Net unrealized appreciation on investments.......................    52,058,521
                                                                   ------------
                                                                   $178,916,115
                                                                   ============
SHARES OF COMMON STOCK OUTSTANDING (100,000,000 shares authorized
   at $0.01 par value)...........................................    16,739,526
                                                                   ============
Net asset value per share........................................  $      10.69
                                                                   ============

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 1999 (Unaudited)

NET INVESTMENT INCOME
 INCOME
  Dividends.............................................  $1,010,857
                                                          ----------
  TOTAL INCOME..........................................             $ 1,010,857
                                                                     -----------
 EXPENSES
  Investment advisory fee (Note 3)......................     499,663
  Administrative services fee (Note 3)..................      57,998
  Shareholder reporting.................................      40,207
  Transfer agent fees...................................      40,264
  Legal fees............................................      26,496
  Directors' fees.......................................      22,859
  Insurance and fidelity bond...........................      15,915
  Audit fees............................................      13,726
  Custodian fees........................................       4,760
  Other.................................................      13,993
                                                          ----------
  TOTAL EXPENSES........................................                 735,881
                                                                     -----------
  NET INVESTMENT INCOME.................................                 274,976
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments.......................               8,465,505
 Change in unrealized appreciation of investments.......               2,728,748
                                                                     -----------
  NET GAIN ON INVESTMENTS...............................              11,194,253
                                                                     -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..             $11,469,229
                                                                     ===========

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the
                                                    Six Months     For the
                                                      Ended       Year ended
                                                     June 30,    December 31,
                                                     1999 (1)        1998
                                                   ------------  ------------
Increase in net assets from operations:
 Net investment income............................ $    274,976  $    854,134
 Net realized gain from securities transactions...    8,465,505    22,664,465
 Net change in unrealized appreciation of
   investments ...................................    2,728,748     5,341,824
                                                   ------------  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS........   11,469,229    28,860,423
                                                   ------------  ------------
Distributions to shareholders from:
 Net investment income............................            0      (841,221)
 Net realized gain on investments.................   (4,184,881)  (16,892,471)
                                                   ------------  ------------
                                                     (4,184,881)  (17,733,692)
Increase in net assets from common stock
  transactions:
Proceeds from the sale of 0 and 2,035,723 shares
  respectively, net of offering expenses..........            0    16,774,380
Net asset value of common stock issued to
  shareholders from reinvestment of dividends
  (11,699 shares issued for the six months ended
  June 30, 1999, 460,246 shares issued for the
  year ended December 31, 1998)                         119,915     4,705,335
                                                   ------------  ------------
                                                        119,915    21,479,715
                                                   ------------  ------------
NET INCREASE IN NET ASSETS........................    7,404,263    32,606,446
NET ASSETS
 Beginning of period..............................  171,511,852   138,905,406
                                                   ------------  ------------
 End of period ($287,889 and $12,913 undistributed
   net investment income at June 30, 1999 and
   December 31, 1998, respectively)............... $178,916,115  $171,511,852
                                                   ============  ============


See accompanying notes.

(1) Unaudited

                      BLUE CHIP VALUE FUND, INC.            FINANCIAL HIGHLIGHTS

                                       For the
                                      six months
                                        ended       For the year ended December 31,
                                       June 30,   ------------------------------------
                                       1999 (1)     1998      1997     1996     1995
                                      ---------   --------  --------  -------  -------
Per Share Data (for a share
  outstanding throughout each
  period)
Net asset value-beginning
  of period..........................  $  10.25   $   9.76  $   8.94  $  8.47  $  6.98
Investment operations
Net investment income................      0.02       0.05      0.10     0.13     0.13
Net gain (loss) on
  investments........................      0.67       1.62      2.56     1.69     2.45
                                       --------   --------  --------  -------  -------
Total from investment
  operations.........................      0.69       1.67      2.66     1.82     2.58
                                       --------   --------  --------  -------  -------
Distributions
From net investment
  income.............................        --      (0.05)    (0.10)   (0.13)   (0.13)
From net realized gains on
  investments........................     (0.25)     (1.08)    (1.47)   (1.22)   (0.95)
Tax return of capital................        --         --        --       --    (0.01)
                                       --------   --------  --------  -------  -------
Total distributions..................     (0.25)     (1.13)    (1.57)   (1.35)   (1.09)
                                       --------   --------  --------  -------  -------
Capital Share Transactions
Dilutive effect of rights
  offering...........................        --      (0.04)    (0.26)      --       --
Offering costs charged to
  paid in capital....................        --      (0.01)    (0.01)      --       --
                                       --------   --------  --------  -------  -------
Total capital share
  transactions.......................        --      (0.05)    (0.27)      --       --
                                       --------   --------  --------  -------  -------
 Net asset value, end of
   period............................  $  10.69   $  10.25  $   9.76  $  8.94  $  8.47
                                       ========   ========  ========  =======  =======
 Per share market value,
   end of period.....................  $ 10.125   $   9.75  $10.9375  $  9.25  $ 7.625
                                       ========   ========  ========  =======  =======
Total investment return based
  on: (a)
Market Value.........................       6.5%       1.3%     40.5%    39.5%    41.6%
Net Asset Value......................       7.0%      17.6%     31.2%    21.3%    38.1%

Ratios/Supplemental data:
Ratio of expenses to
  average net assets.................      0.87%*     0.94%     0.94%    1.05%    1.15%
Ratio of net investment
  income to average net
  assets.............................      0.32%*     0.56%     1.01%    1.39%    1.55%
Ratio of distributions to
  average net assets.................      4.92%*    11.62%    16.48%   14.42%   13.22%
Portfolio turnover rate
  (b)................................     23.76%     76.02%    55.15%   42.31%   50.84%
Net assets-end of period
  (in thousands).....................  $178,916   $171,512  $138,905  $98,041  $92,887

See accompanying notes.

*  Annualized.
(1) Unaudited.
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calcu-lation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are as-sumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total in-vestment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the pre-mium of the market value to the net asset value from the begin-ning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(b) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term invest-ments) for the period and dividing it by the monthly average of the market value of the portfolio securities during the period.

                                                      BLUE CHIP VALUE FUND, INC.

                                                                   June 30, 1999

                                                         Market
                                 Shares      Cost        Value
                                 ------- ------------ ------------

COMMON STOCKS -- 97.87%
CAPITAL GOODS -- 28.21%
Aerospace & Defense -- 4.32%
General Dynamics Corp. .........  48,900 $  2,535,998 $  3,349,650
United Technologies Corp........  61,120    2,153,229    4,381,540
                                         ------------ ------------
                                            4,689,227    7,731,190
Communication Equipment - 3.36%
Motorola, Inc. .................  63,400    3,903,059    6,007,150
Computers (Hardware) -- 5.24%
Apple Computer Inc.* ...          56,300    2,134,166    2,607,394
International Business Machines
   Corp. .......................  52,400    3,583,375    6,772,700
                                         ------------ ------------
                                            5,717,541    9,380,094
Computer Software & Services -- 8.67%
Adobe Systems Inc. .............  41,800    1,936,015    3,434,131
Novell Inc.*.................... 217,600    3,149,642    5,766,400
UniSys Corp.*................... 161,900    2,631,089    6,303,981
                                         ------------ ------------
                                            7,716,746   15,504,512
Machinery -- Diversified -- 2.96%
Ingersoll-Rand Co. .............  82,000    3,458,861    5,299,250
Manufacturing -- Diversified -- 3.66%
Tyco International Ltd. ........  69,200    4,159,610    6,556,700
                                         ------------ ------------
Total capital goods.............           29,645,044   50,478,896
                                         ------------ ------------
CONSUMER CYCLICAL -- 15.15%
Automobiles -- 1.72%
General Motors Corp. ...........  46,700    3,329,640    3,082,200
Auto Parts & Equipment -- 0.34%
Delphi Automotive Systems.......  32,640      661,920      605,880
Entertainment -- 4.77%
Carnival Corp. ................. 124,920    2,456,738    6,058,620
Viacom Inc. -- Class B*.........  56,000    2,562,532    2,464,000
                                         ------------ ------------
                                            5,019,270    8,522,620

SCHEDULE OF INVESTMENTS

(Unaudited)

                                                                      Market
                                              Shares      Cost        Value
                                              ------- ------------ ------------

Leisure -- 2.26%
Harley-Davidson Inc. ........................  74,400   $2,701,526   $4,045,500
Retail Stores -- General Merchandise Chains -- 5.01%
Dayton-Hudson Corp. .........................  77,200    2,509,915    5,018,000
Kmart Corp.*................................. 240,300    3,477,746    3,949,931
                                                      ------------ ------------
                                                         5,987,661    8,967,931
Retail Stores -- Specialty Apparel - 1.05%
Intimate Brands Inc. - Class A...............  39,690    1,723,226    1,880,314
                                                      ------------ ------------
Total consumer cyclical......................           19,423,243   27,104,445
                                                      ------------ ------------

CONSUMER STAPLES -- 14.42%
Distributors (Food & Health) -- 1.82%
SuperValu Inc ............................... 126,600    2,283,995    3,252,038
Drugs (Major Pharmaceuticals) -- 2.75%
Schering-Plough Corp. .......................  92,760    1,701,501    4,916,280
Healthcare-Diversified -- 4.25%
Allergan Inc. ...............................  19,300    1,028,534    2,142,300
Bristol-Myers Squibb Co. ....................  77,480    2,098,931    5,457,498
                                                      ------------ ------------
                                                         3,127,465    7,599,798
Retail Stores -- Drug Stores -- 2.02%
CVS Corp. ...................................  70,800    1,986,225    3,619,650
Retail Stores -- Food -- 3.58%
Albertson's Inc. ............................  46,998    2,589,257    2,423,334
Kroger Co.*.................................. 142,600    3,662,188    3,983,888
                                                      ------------ ------------
                                                         6,251,445    6,407,222
                                                      ------------ ------------
Total consumer staples.......................           15,350,631   25,794,988
                                                      ------------ ------------

CREDIT SENSITIVE -- 31.14%
Banks (Money Center) -- 2.07%
J.P. Morgan & Co. Inc. ......................  26,300    3,609,933    3,695,150
Consumer Finance -- 1.31%
Household International Inc. ................  49,500    1,976,244    2,345,063

                                                     BLUE CHIP VALUE FUND, INC.

                                                                   June 30, 1999

                                                                       Market
                                               Shares      Cost        Value
                                               ------- ------------ ------------

Electric Companies -- 4.09%
DTE Energy Co. ...............................  46,700   $1,965,344   $1,868,000
Edison International..........................  71,530    1,701,968    1,913,427
GPU Inc. .....................................  83,770    2,672,516    3,534,047
                                                       ------------ ------------
                                                          6,339,828    7,315,474
Financial-Diversified -- 2.75%
CIT Group Inc. -- Class A.....................  48,400    1,512,785    1,397,550
Morgan Stanley Dean Witter & Co. .............  34,400    2,954,467    3,526,000
                                                       ------------ ------------
                                                          4,467,252    4,923,550
Insurance -- 2.59%
Equitable Companies Inc. .....................  69,200    4,505,402    4,636,400
Investment Banking/Brokerage -- 2.72%
Goldman Sachs Group Inc. .....................  19,800    1,049,400    1,430,550
Lehman Brothers Holdings Inc. ................  55,200    3,011,498    3,436,200
                                                       ------------ ------------
                                                          4,060,898    4,866,750
Savings & Loan -- 2.35%
Golden West Financial Corp. ..................  42,900    3,717,965    4,204,200
Telecommunications -- Long Distance -- 5.74%
AT&T Corp. ...................................  76,200    3,800,861    4,252,913
Sprint Corp. (FON Group)...................... 114,000    2,352,402    6,020,625
                                                       ------------ ------------
                                                          6,153,263   10,273,538
Telephone -- 7.52%
Adelphia Communications -- Class A............  33,600    2,074,800    2,137,800
ALLTEL Corp. .................................  90,600    4,139,415    6,477,900
BellSouth Corp. .............................. 103,300    3,785,993    4,842,188
                                                       ------------ ------------
                                                         10,000,208   13,457,888
                                                       ------------ ------------
Total credit sensitive........................           44,830,993   55,718,013
                                                       ------------ ------------

SCHEDULE OF INVESTMENTS

(Unaudited)

                                                                      Market
                                              Shares      Cost        Value
                                              ------- ------------ ------------

INTERMEDIATE GOODS & SERVICES -- 8.95%
Containers (Metal & Glass) -- 1.59%
Ball Corp. ..................................  67,200   $3,003,354   $2,839,200
Oil (Integrated -- Domestic) -- 1.00%
Phillips Petroleum Co. ......................  35,400    1,785,941    1,781,062
Railroads -- 1.02%
Union Pacific Corp. .........................  31,400    1,684,434    1,831,012
Service (Comm'l & Consumer) -- 3.28%
Dun & Bradstreet Corp. ......................  48,200    1,468,094    1,708,087
Hertz Corp. -- Class A.......................  67,200    2,661,041    4,166,400
                                                      ------------ ------------
                                                         4,129,135    5,874,487
Waste Management -- 2.06%
Waste Management Inc. .......................  68,600    3,198,057    3,687,250
                                                      ------------ ------------
Total intermediate goods & services..........           13,800,921   16,013,011
                                                      ------------ ------------
Total common stocks..........................          123,050,832  175,109,353
                                                      ------------ ------------
SHORT-TERM INVESTMENTS -- 3.79%
Dreyfus Cash Management Fund.................            6,783,631    6,783,631
                                                      ------------ ------------
Total investments -- 101.66%                          $129,834,462  181,892,984
                                                      ============
Liabilities in excess of Cash and Other
   Assets -- (1.66%)                                                 (2,976,869)
                                                                   ------------
NET ASSETS -- 100.00%........................                      $178,916,115
                                                                   ============

 See accompanying notes

 * Denotes non-income producing security.

BLUE CHIP VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 1999 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Com-pany Act of 1940, as amended, as a diversified, closed-end management invest-ment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations--Each investment security is valued at the last sale price at period end reported by the principal exchange on which the issue was traded or, if no sale is reported, the last bid price is used. Short-term in-vestments are valued at cost, which approximates market value.

Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no pro-vision has been made for federal income taxes.

Investment Transactions--Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date.

Distributions to Stockholders--Distributions to stockholders are recorded on the ex-dividend date. Distributions are classified to conform to the tax re-porting requirements of the Internal Revenue Code. Distributions attributable to current period realized gains from securities transactions which are offset by the existence of loss carryovers from prior years are taxable to the recipi-ent as ordinary income and reported as distributions in excess of realized gains. Tax returns of capital represent distributions in excess of current and accumulated earnings and profits are nontaxable to the recipient.

The fund distributes at least 2.5% of its net asset value quarterly to its stockholders.


Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Ac-tual results could differ from those estimates.

2. PURCHASE AND SALE OF INVESTMENTS

The cost of investment securities purchased and proceeds from sales of securi-ties (excluding short-term investments) aggregated $40,748,434 and $52,219,178, respectively, for the period. At June 30, 1999, gross unrealized appreciation of investments was $53,008,067 and gross unrealized de-preciation of investments was $949,546.

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (the "Advisor"), whereby a management fee is paid to the Advisor based on an annual rate of .65% of the Fund's average weekly net assets up to $100,000,000 and .50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day of the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers of the Advisor.

The Fund has an Administrative Agreement with American Data Services, Inc. The administrative service fee is based on an annual rate of .10% of the Fund's av-erage weekly net assets up to $75,000,000, .05% of the Fund's average weekly net assets between $75,000,000 and $125,000,000, and .03% of the Fund's average weekly net assets in excess of $125,000,000, with a $7,463 per month minimum. The administrative services fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Ex-change is open each week.

4. ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of the Fund (the "Annual Meeting") was held on May 13, 1999 pursuant to notice given to all stockholders of record at the close of business on March 25, 1999. At the Annual Meeting, stockholders were asked to approve the following:

Proposal 1.
To elect two Class II directors, Robert M. Inman and Richard C. Schulte, to serve until the Annual Meeting in the year 2002. The number of shares voting for the election of Mr. Inman was 14,709,224 and the number of shares withhold-ing authority was 225,349. The number of shares voting for the election of Mr. Schulte was 14,708,469 and the number of shares withholding authority was 226,104.

The name of each other director whose term of office continued after the Annual Meeting was Todger Anderson, Robert J. Greenebaum, Kenneth V. Penland and Roberta M. Wilson.

Proposal 2.
To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ended December 31, 1999. The number of shares voting for ratification of the appointment of Ernst & Young LLP as independent auditors was 14,714,752, the number of shares voting against ratification was 103,231 and the number of shares abstaining was 116,590.

                               BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Todger Anderson, Director
Robert J. Greenebaum, Director
Robert M. Inman, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

                                    OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
Varilyn K. Schock, Vice President
W. Bruce McConnel, III, Secretary
Jasper R. Frontz, Treasurer

Investment Advisor

Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

Shareholder Relations

Margaret R. Jurado
(800) 624-4190                  (303) 312-5100
e-mail: blu@denveria.com

Custodian

Bank of New York
48 Wall Street
New York, NY 10286

Fund Administrator

American Data Services, Inc.
Hauppauge Corporate Center
150 Motor Parkway, Suite 109
Hauppauge, NY 11788

Transfer Agent Dividend Reinvestment Plan Agent
(Questions regarding your Account)
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541
www.chasemellon.com

                                NYSE Symbol--BLU


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